UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

YOUNG BROADCASTING INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-25042	13-3339681
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

599 Lexington Avenue

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number:  (212) 754-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

During the Young Broadcasting, Inc. (the “Company”) 4th quarter earnings call conducted Friday morning, March 7, 2008, the Company’s management responded to questions regarding information on the discontinued operations breakout of the Company’s San Francisco - based station, KRON, at the year end 2007. Previously, the Company had announced that it is conducting a process leading to the sale of KRON. The discontinued operations breakout information is included as Exhibit 99.1 to this Current Report on Form 8-K.

This report is furnished pursuant to Item 7.01 of Form 8-K, and neither this report nor the exhibit attached to this report shall be deemed filed with the Securities and Exchange Commission or shall be deemed incorporated by reference into any filing by the Company with the Commission.

Item 9.01.  Financial Statement and Exhibits.

(d) Exhibits

99.1         KRON discontinued operations breakout.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2008	YOUNG BROADCASTING INC.

/s/ James A. Morgan
James A. Morgan
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	KRON discontinued operations breakout.